Exhibit 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

ILLINOIS CENTRAL RAILROAD COMPANY

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 20, 1997 included in the Company's
Annual Report on Form 10-K for the year ended December 31, 1996, into Illinois Central Railroad Company's previously filed Form S-3 Registration Statements File Nos. 33-58547 and 333-03825.




                                                ARTHUR ANDERSEN LLP





Chicago, Illinois
March 19, 1997


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